UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2019

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA 19355-2143	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On May 14, 2019, the Compensation Committee of the Board of Directors approved an increase to the base salary of Joel Smejkal, Executive Vice President Business Head Passive Components, to $448,511, effective June 1, 2019.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Vishay Intertechnology, Inc. ("Vishay") held its Annual Meeting of Stockholders on May 14, 2019.  At the Annual Meeting of Stockholders, Vishay's stockholders elected three directors to hold office until the 2022 annual meeting and one director to hold office until the 2020 annual meeting, ratified the appointment of Ernst & Young LLP as Vishay's independent registered public accounting firm for the year ending December 31, 2019, voted on an advisory basis to approve Vishay's executive compensation, and voted on an advisory basis to submit executive compensation to an advisory vote on an annual basis.

Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

The results of the votes of stockholders on each matter set forth at the Annual Meeting are as follows:

Election of Directors to Hold Office until 2022

	For	Withheld	Broker Non-Votes
Dr. Gerald Paul
Common stock	105,392,171	4,645,484	9,598,365
Class B common stock	11,974,611	18,021	262
Total voting power	225,138,281	4,825,694	9,600,985
Timothy V. Talbert
Common stock	108,374,471	1,663,184	9,598,365
Class B common stock	11,974,611	18,021	262
Total voting power	228,120,581	1,843,394	9,600,985
Thomas C. Wertheimer
Common stock	92,030,337	18,007,318	9,598,365
Class B common stock	11,974,611	18,021	262
Total voting power	211,776,447	18,187,528	9,600,985

Election of Director to Hold Office Until 2020

	For	Withheld	Broker Non-Votes
Michael Cody
Common stock	109,339,944	697,711	9,598,365
Class B common stock	11,992,632	-	262
Total voting power	229,266,264	697,711	9,600,985

Ratification of Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain	Broker Non-Votes
Common stock	116,202,927	3,281,923	151,170	-
Class B common stock	11,958,550	-	34,344	-
Total voting power	235,788,427	3,281,923	494,610	-

Advisory Vote on Executive Compensation

	For	Against	Abstain	Broker Non-Votes
Common stock	104,884,799	3,848,415	1,304,441	9,598,365
Class B common stock	11,958,288	-	34,344	262
Total voting power	224,467,679	3,848,415	1,647,881	9,600,985

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

	Annually	Biannually	Triennially	Abstain
Common stock	97,369,619	162,413	12,403,116	102,507
Class B common stock	11,958,288	-	-	34,344
Total voting power	216,952,499	162,413	12,403,116	445,947

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2019

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer